UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2021

STEADFAST APARTMENT REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-55428	36-4769184
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18100 Von Karman Avenue, Suite 200

Irvine, California 92612

(Address of Principal Executive Office) (Zip Code)

(949) 569-9700

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Completion of Company Merger

As previously disclosed in the Current Report on Form 8-K filed by Steadfast Apartment REIT, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on July 26, 2021, the Company and Steadfast Apartment REIT Operating Partnership, L.P., a Delaware limited partnership and subsidiary of the Company (“STAR OP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Independence Realty Trust, Inc., a Maryland corporation (“IRT”), Independence Realty Operating Partnership, LP, a Delaware limited partnership and a subsidiary of IRT (“IRT OP”), and IRSTAR Sub, LLC, a Maryland limited liability company and a wholly-owned subsidiary of IRT (“IRT Merger Sub”).

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2021, the Company’s stockholders approved the Company Merger (as defined below) contemplated by the Merger Agreement at the Company’s Special Meeting of Stockholders held on December 13, 2021.

On December 16, 2021, the Company merged with and into IRT Merger Sub (the “Company Merger”), with IRT Merger Sub surviving as a wholly-owned subsidiary of IRT. At such time, in accordance with the applicable provisions of the Maryland General Corporation Law and the Maryland Limited Liability Company Act, the separate existence of the Company ceased.

At the effective time of the Company Merger (the “Company Merger Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“STAR Common Stock”) issued and outstanding immediately prior to the Company Merger Effective Time (other than certain shares set forth in the Merger Agreement) was automatically converted into the right to receive 0.905 (the “Exchange Ratio”) newly issued, fully paid and nonassessable shares of common stock, par value $0.01 per share, of IRT (“IRT Common Stock”), with cash paid in lieu of fractional shares.

Combined Company

Also on December 16, 2021, immediately following the Company Merger, STAR OP merged with and into IRT OP (the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with IRT OP surviving as a subsidiary of IRT.

At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (1) each unit of limited partnership interest of STAR OP designated as a “Class A Common Unit” issued and outstanding immediately prior to the Partnership Merger Effective Time and owned by the Company or a subsidiary of the Company was converted automatically into the right to receive 0.905 common units of limited partnership of IRT OP (each, an “IROP Common Unit”) and is now owned by IRT through IRT Merger Sub and (2) each unit of limited partnership interest of STAR OP designated as a “Class A-2 Common Unit” or “Class B Common Unit” issued and outstanding immediately prior to the Partnership Merger Effective Time was converted automatically into the right to receive 0.905 IROP Common Units that generally have the same rights as the other issued and outstanding IROP Common Units, including as to distributions, but, in certain cases, are subject to additional restrictions as to when the holders thereof may exercise redemption rights.

The combined company after the Mergers retains the name “Independence Realty Trust, Inc.”

The descriptions of the Mergers and the Merger Agreement contained in this Item 2.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

As a result of the Company Merger and at the Company Merger Effective Time, holders of STAR Common Stock immediately prior to such time ceased having any rights as stockholders of the Company (other than their right to receive 0.905 shares of IRT Common Stock per share of STAR Common Stock, with cash paid in lieu of fractional shares, under the Merger Agreement).

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the Company Merger and at the Company Merger Effective Time, a change in control of the Company occurred and the Company merged with and into IRT Merger Sub and the separate corporate existence of the Company ceased.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Company Merger and pursuant to the Merger Agreement, as described in Item 2.01 of this Current Report on Form 8-K, the Company ceased to exist and IRT Merger Sub continued as the surviving entity. All members of the board of directors of the Company ceased to be directors of the Company at the Company Merger Effective Time by operation of the Company Merger. The departure of the directors was in connection with the Company Merger and was not due to any disagreement or dispute with the Company on any matter.

In addition, in connection with the Company Merger, all the Company’s executive officers ceased to be officers of the Company at the Company Merger Effective Time by operation of the Company Merger and the employment of the following former officers ceased: (1) Tim Middleton, (2) Jason Stern, (3) Tiffany Stanley, (4) Gustav Bahn, (5) David Miller, and (6) Rodney Emery. As a result, the first five individuals listed became entitled to the severance payments and benefits contemplated by their previously disclosed employment agreements (Mr. Emery was not a party to an employment agreement that included severance payments or benefits). The departure of the officers was in connection with the Company Merger and was not due to any disagreement or dispute with the Company on any matter.

Item 8.01	Other Events.

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 26, 2021 (Film No.: 211114131), as a result of the Company Merger, the Company’s Amended and Restated Distribution Reinvestment Plan and the Company’s Second Amended and Restated Share Repurchase Plan were terminated as of the Company Merger Effective Time.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

2.1	Agreement and Plan of Merger, dated as of July 26, 2021, by and among Independence Realty Trust, Inc., Independence Realty Operating Partnership, LP, IRSTAR Sub, LLC, Steadfast Apartment REIT, Inc. and Steadfast Apartment REIT Operating Partnership, L.P.* (included as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on July 26, 2021 (Film No.: 211114131), and incorporated herein by reference).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steadfast Apartment REIT, Inc.

December 16, 2021	By:	/s/ Ella S. Neyland
	Name:	Ella S. Neyland
	Title:	President, Chief Financial Officer and Treasurer

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